Exhibit 99.1

INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made as of this ___ day of
_____
, 2009, by and between Fuel Systems Solutions, Inc., a Delaware corporation (the “Corporation”), and [
________
], an individual (“Indemnitee”).

RECITALS

     1. The Corporation and Indemnitee recognize that unforeseen litigation may subject directors, officers and agents to costs and expenses.

     2. The Corporation desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers and agents of the Corporation and to indemnify its directors, officers and agents so as to provide them with the maximum protection permitted by law.

     3. The Corporation believes it is prudent and necessary to obligate itself contractually to indemnify its directors, officers and agents to the fullest extent permitted by applicable law so that they will serve or continue to serve the Corporation free from undue concern that they will not be so indemnified.

     4. Indemnitee has served and is willing to serve, to continue to serve and to take on additional service for or on behalf of the Corporation on the condition that Indemnitee be so indemnified.

     5. Indemnitee has served at all times under the Corporation’s by-laws which provided for indemnification of Indemnitee to the maximum extent provided under Delaware law and, because Indemnitee relied upon such indemnification under the by-laws and for other reasons, this Agreement covers the service by the Indemnitee to the Corporation from the Indemnitee’s first election as a director or officer of the Corporation.

     In consideration of the Recitals set forth above and the mutual covenants and agreements set forth below, the Corporation and Indemnitee do hereby agree as follows:

AGREEMENT

1.	Definitions.

(a) Agent. For the purposes of this Agreement, “Agent” means and includes service as director, officer, employee or other agent of the Corporation or any subsidiary, or service at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, limited liability company, partnership, joint venture, trust or other enterprise, or service as a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation, or of another enterprise at the request of such predecessor corporation.

     (b) Corporation. For purposes of this Agreement, “Corporation” means, in addition to Fuel Systems Solutions, Inc., the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     (c) Expenses. For purposes of this Agreement, “expense(s)” means costs of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements, out-of-pocket costs and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Corporation or any third party) actually and reasonably paid or incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing, or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Independent Legal Counsel. For purposes of this Agreement, “Independent Legal Counsel” means an attorney or firm of attorneys who shall not have otherwise performed services for the Corporation or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnities under similar indemnity agreements). The Independent Legal Counsel shall be selected by the Board and approved by the Indemnitee (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Corporation and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under this Agreement and Delaware law and the Corporation agrees to abide by such opinion. The Corporation agrees to pay the reasonable fees and disbursements of the Independent Legal Counsel referred to above. Notwithstanding any other provision of this Agreement, the Corporation shall not be required to pay for more than one Independent Legal Counsel in connection with all matters concerning the Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other indemnitees unless (i) the Corporation otherwise determines or (ii) any indemnitee shall provide a written statement setting forth in detail a reasonable objection to such Independent Legal Counsel representing other indemnitees.

     (e) Other Enterprises. For purposes of this Agreement, “other enterprises” includes the Corporation’s or a subsidiary’s employee benefit plans; references to “fines” shall include, without limitation, any excise taxes assessed or imposed on Indemnitee under the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to an employee benefit plan covered by ERISA, or under similar laws of the United States or any foreign country; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

     (f) Proceeding. For purposes of this Agreement, “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, except where expressly excluded, a proceeding by or in the right of the Corporation.

     (g) Proceeding by or in the right of the Corporation. For purposes of this Agreement, “proceeding by or in the right of the Corporation” means a proceeding by or in the right of the Corporation to procure a judgment in the Corporation’s favor.

     (h) Subsidiary. For purposes of this Agreement, “subsidiary” means any corporation, partnership, limited liability company, joint venture or other enterprise, a majority of whose equity interests are owned by the Corporation, directly or through one or more other subsidiaries.

2.	Indemnification and Expense Advancement.

(a) Proceedings Other than by Right of the Corporation. The Corporation shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any proceeding (other than a proceeding by or in the right of the Corporation) by reason of the fact that Indemnitee is or was a director, officer, employee or Agent of the Corporation, against expenses, judgments, fines, and amounts paid (or to be paid) in settlement actually and reasonably incurred by the Indemnitee in connection with such proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct of Indemnitee was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Corporation or that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

     (b) Proceedings By or in the Right of the Corporation. The Corporation shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any proceeding by or in the right of the Corporation by reason of the fact that Indemnitee is or was a director, officer, employee or Agent of the Corporation, against expenses incurred by Indemnitee in connection with the defense or settlement of such proceeding, if Indemnitee acted in good faith and in a manner Indemnitee believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such proceeding is or was pending or the Delaware Court of Chancery shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for the expenses which such court shall deem proper.

     (c) Determination of Right of Indemnification. Any indemnification under Sections 2(a) and (b) shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of Indemnitee is proper in the circumstances because

Indemnitee has met the applicable standard of conduct set forth above in Sections 2(a) and (b) by any of the following:

     (i) a majority vote of the Corporation’s board of directors consisting of directors who are not parties to such proceeding (“Disinterested Directors”), even if less than a quorum; or

     (ii) a committee of the Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum; or

     (iii) if there are no such Disinterested Directors, or if such Disinterested Directors so direct, by Independent Legal Counsel in a written opinion; or

     (iv) approval of the stockholders by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

     (v) by the court in which such proceeding is or was pending upon application made by the Corporation or the Indemnitee or an attorney or other person rendering services in connection with the proceeding, whether or not such application is opposed by the Corporation or the Indemnitee.

     (d) Advances of Expenses. The Corporation shall pay or advance all expenses incurred by or on behalf of Indemnitee in any proceeding, in advance of the final disposition of the proceeding, if the Indemnitee was or is a party, or is threatened to be made a party, to the proceeding by reason of the fact that Indemnitee is or was a director, officer, employee or Agent of the Corporation, subject to the receipt by the Corporation of a written undertaking by or on behalf of Indemnitee to repay such amounts if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such expenses under Section 2(a) or 2(b) hereof or otherwise. Any payments or advances by the Corporation hereunder and any undertakings to repay pursuant to this Section 2(d) shall be unsecured and interest free. The form of such undertaking shall be substantially similar to Exhibit A hereto. The Corporation shall pay or advance amounts for expenses within ten days of the later of (i) the receipt of the required undertaking and (ii) a statement or statements from the Indemnitee requesting such advance or advances and providing reasonable evidence of the expenses. In connection with any criminal proceeding, the obligation to pay or advance expenses under this Section 2(d) shall cease if the Indemnitee is convicted in the criminal proceeding, regardless of any right to appeal.

     (e) Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Section 2, to the extent that Indemnitee has been successful on the merits or otherwise in a defense of any proceeding, or of any claim, issue or matter in a proceeding, referred to in Sections 2(a) and (b), Indemnitee shall be indemnified against all expenses incurred by Indemnitee in connection therewith.

     (f) Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification provided for in Sections 2(a), (b) or (e) shall be made no later than thirty (30) days after the Corporation is given notice of request by Indemnitee, provided that any indemnification under Sections 2(a) and (b) is authorized pursuant to Section

2(c). Any such request for indemnification must be made within thirty (30) days of the final adjudication, dismissal, or settlement of the matter for which Indemnitee seeks indemnification, unless an appeal is filed, in which case the request may be made within thirty (30) days after the appeal is resolved (hereafter referred to as “Final Disposition”). Upon such notice, if a quorum of directors who were not parties to the action, suit, or proceeding giving rise to indemnification is obtainable, the Corporation shall within one (1) week call a Board of Directors meeting to be held within two (2) weeks of such notice, to make a determination as to whether Indemnitee has met the applicable standard of conduct. Otherwise, if a quorum consisting of directors who were not parties in the relevant action, suit, or proceeding is not obtainable, the Corporation shall retain (at the Corporation’s expense) Independent Legal Counsel chosen either jointly by the Corporation and Indemnitee or else by the Corporation’s counsel within two (2) weeks to make such determination.

     If notice of a request for payment of a claim under any statute, under this Agreement, or under the Corporation’s Certificate of Incorporation or Bylaws providing for indemnification or advancement of expenses has been given to the Corporation by Indemnitee, and such claim is not paid in full by the Corporation within thirty (30) days of the later occurring of the giving of such notice and Final Disposition in case of indemnification and ten (10) days of the giving of such notice in case of advancement of expenses, Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to receive the unpaid amount of the claim or the expense advance and, if successful, Indemnitee shall also be paid for the expenses (including reasonable attorneys’ and experts’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advancement of its Final Disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed, and Indemnitee shall be entitled to receive interim payment of expenses pursuant to Section 2(d) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists, except as otherwise provided in Section 2(d) with respect to criminal proceedings. Neither the failure of the Corporation (including its Board of Directors, Independent Legal Counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Corporation (including its Board of Directors or Independent Legal Counsel) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct in any action to enforce by the Indemnitee to enforce the Indemnitee’s rights hereunder.

     (g) Insurance. The Corporation may purchase and maintain insurance on behalf of Indemnitee and any person who is or was an Agent of the Corporation against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 2.

     (h) Optional Means of Assuring Payment. Upon request by an Indemnitee certifying that Indemnitee has reasonable grounds to believe Indemnitee may be made a party to a proceeding for which Indemnitee may be entitled to be indemnified under this Section 2, the

Corporation may, but is not required to, create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become reasonably necessary to effect indemnification as provided herein.

     (i) Indemnification under Section 145 of the Delaware General Corporation Law. Subject to the provisions of Delaware Corporation Law Section 145 and any other applicable law, notwithstanding any other provisions of this Section 2, the following shall apply to the indemnification of Indemnitee:

     (i) There shall be a presumption that Indemnitee met the applicable standard of conduct required to be met in Section 2(c) for indemnification, rebuttable by clear and convincing evidence to the contrary;

     (ii) The Corporation shall have the burden of proving that Indemnitee did not meet the applicable standard of conduct in Section 2(c); and

     (iii) In addition to the methods provided for in Section 2(c), a determination that indemnification is proper in the circumstances because the Indemnitee met the applicable standard of conduct may also be made by the arbitrator in any arbitration proceeding in which such matter is or was pending.

3. Changes.

     In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors, its officers or its Agents, such changes shall automatically expand, without further action of the parties, Indemnitee’s rights and the Corporation’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows a Delaware corporation’s right to indemnify a member of its board of directors, its officers or its Agents, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder. In the event of an amendment to the Corporation’s Bylaws which expands the right to indemnify a member of its board of directors, its officers or its Agents, such change shall automatically expand, without further action of the parties, Indemnitee’s rights and the Corporation’s obligations under this Agreement. In the event of any amendment to the Corporation’s Bylaws which narrows such right of a Delaware corporation to indemnify a member of its board of directors, its officers or its Agents, such change shall only apply to the indemnification of Indemnitee for acts committed, or lack of action, by Indemnitee after such amendment. The Corporation agrees to give Indemnitee prompt written notice of amendments to the Corporation’s Bylaws which concern indemnification.

4. Nonexclusivity.

     The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Corporation’s Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested Directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding such office

(an “Indemnified Capacity”). The indemnification and advancement of expenses provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though such Indemnitee may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding, and shall inure to the benefit of the heirs, executors, and administrators of Indemnitee.

5. Partial Indemnification.

     If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgment, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled pursuant to this Agreement.

6. Potential Limitations.

     Both the Corporation and Indemnitee acknowledge that in certain instances, Delaware state law, federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the federal regulators have taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with federal regulators to submit questions of indemnification to a court in certain circumstances for a determination of the Corporation’s right under public policy to indemnify Indemnitee. Furthermore, Indemnitee and Corporation acknowledge that the extent of indemnification permissible under Section 145 of the Delaware General Corporation Law has not been judicially determined; therefore, the enforceability of Indemnitee’s rights under Section 2(i) is uncertain. However, the Corporation shall not be able to avoid payment of indemnification or payment or advancement of expenses in reliance upon this section 6 except pursuant to the express authority of a court ruling upon the right by the Indemnitee in a specific case to indemnification or payment or advancement of expenses hereunder.

7. Severability.

     Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of the Agreement. If the application of any provision or provisions of the Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision(s) shall be reformed without further action by the parties to make such provision(s) valid and enforceable when applied to such facts and circumstances with a view toward requiring the Corporation to indemnify Indemnitee to the fullest extent permissible by law.

8. Exceptions.

     Notwithstanding any other provision herein to the contrary, the Corporation shall not be obligated pursuant to the terms of this Agreement:

     (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims (except counter-claims or cross-claims) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required by the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate; or

     (b) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a majority of the Corporation’s directors or a court of competent jurisdiction determines that the material assertions made by Indemnitee in such proceeding were not made in good faith or were frivolous; or

     (c) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA, excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability or other insurance maintained by the Corporation; or

     (d) Claims under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9. Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

10. Successors and Assigns.

     This Agreement shall be binding upon the Corporation and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, and legal representatives and permitted assigns. Indemnitee may not assign this Agreement without the prior written consent of the Corporation.

11. Attorneys’ Fees.

     In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ and experts’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

12. Notice.

     All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

13. Section Headings.

     The Section headings in this Agreement are solely for convenience and shall not be considered in its interpretation.

14. Waiver.

     A waiver by either party of any term or condition of the Agreement or any breach thereof, in any one instance, shall not be deemed or construed to be a waiver of such term or condition or of any subsequent breach thereof.

15. Entire Agreement; Amendment.

     This instrument contains the entire integrated Agreement between the parties hereto and supersedes all prior negotiations, representations or agreements, whether written or oral except for the Corporation’s Certificate of Incorporation and Bylaws. It may be amended only by a written instrument signed by a duly authorized officer of Corporation and by Indemnitee. If prior to the date hereof the Indemnitee had entered into an indemnification agreement with the Corporation, such prior agreement shall be superseded by this Agreement and the prior agreement shall be of no further force and effect. Furthermore, this Agreement shall apply to all proceedings against Indemnitee (and advancements of expenses to Indemnitee connected to such proceedings), including, without limitation, proceedings asserting claims or causes of action relating to acts committed, or lack of action by Indemnitee occurring before the date hereof.

16. Choice of Law.

     This Agreement shall be governed by, and construed in accordance with the law of the State of Delaware, excluding any law relating to conflict of laws which results in the inapplicability of the law of the State of Delaware.

     Part of the consideration the Corporation is receiving from Indemnitee to enter into this Agreement is Indemnitee’s agreement to serve or to continue to serve, as applicable, for the present as an officer, director or Agent of the Corporation. Nothing in this Agreement shall preclude Indemnitee from resigning as a director, officer, employee or Agent of the Corporation nor the Corporation, by action of its stockholders, board of directors, or officers, as the case may be, from terminating Indemnitee’s services as a director, officer, employee or Agent, as the case may be, with or without cause. In any event the terms and conditions of this Agreement shall continue in full force and effect following the termination of Indemnitee’s service as a director, officer, employee or Agent of the Corporation for acts committed, or lack of action, by the Indemnitee while the Indemnitee served as a director, officer, employee or Agent of the Corporation.

[Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the undersigned have executed this Indemnification Agreement as of the date first above written.

FUEL SYSTEMS SOLUTIONS, INC.

By: ___________________________ Matthew Beale, President and Chief Financial Officer [Address]

INDEMNITEE:

_______________________________ [ ________ ]

[Address]

[Signature Page to Indemnification Agreement]

EXHIBIT A

UNDERTAKING TO REPAY ADVANCEMENT OF EXPENSES

     A. Indemnitee is or has been a director, officer, employee or other agent of FUEL SYSTEMS SOLUTIONS, INC., a Delaware corporation (the “Corporation”); and

     B. Indemnitee was or is or is threatened to be made a party to the proceeding described and designated hereinafter (the “Proceeding”); and

     C. Indemnitee has requested that the Corporation pay or advance to Indemnitee, prior to final disposition of the Proceeding, Indemnitee’s expenses incurred in defense of the Proceeding; and

     D. As a condition to advancement of such expenses, the Corporation has required that the present undertaking be made by or on behalf of Indemnitee.

The undersigned herein undertakes as follows:

     (1) This undertaking is executed in accordance with and is subject to Section 145 of the Delaware General Corporation Law, and that certain Indemnification Agreement between Indemnitee and the Corporation dated
_____
__, 2009 (the “Agreement”), and is subject to all provisions, including definitions of terms, thereof.

     (2) Indemnitee was or is or is threatened to be made a party to the following proceeding:

Name of Claimant or Title of Action or Proceeding: Court or Agency (if any): Date Filed or Presented: Status: Indemnitee’s Counsel: Nature and Amount of Claim:

     (3) In consideration of the payment or advancement by the Corporation of Indemnitee’s expenses incurred or to be incurred in defense of the Proceeding, the undersigned hereby undertakes to repay all amounts paid or advanced by the Corporation on account of Indemnitee’s defense of the Proceeding, if it shall be determined ultimately that Indemnitee is not entitled to be indemnified with respect to the Proceeding either in accordance with the Agreement or Section 145 of the Delaware General Corporation Law.

Date:
__________________

__________________________
(Signature of Indemnitee)

__________________________ (Printed Name of Indemnitee)